UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

TerraVia Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Gateway Boulevard
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 780-4777

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
❑

Item 7.01 Regulation FD Disclosure.

On November 30, 2017, TerraVia Holdings, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed, in accordance with the Federal Rules of Bankruptcy Procedures and the Office of the United States Trustee's Financial Reporting Requirements for Chapter 11 Cases, a consolidated and unaudited monthly operating report (the “Monthly Operating Report”) for the period October 1, 2017 through October 31, 2017 with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the Debtors’ jointly administered cases (In re TerraVia Holdings, Inc., et. al., Case Number 17-11655) (the “Chapter 11 Cases”) under title 11 of the United States Code (the “Bankruptcy Code”). A copy of the Monthly Operating Report is contained in the attached Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the Exhibits hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed herein.
Cautionary Statements Regarding Financial and Other Data
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report has been prepared solely for the purpose of complying with the reporting requirements of, and is in a format acceptable to, the Federal Rules of Bankruptcy Procedures and the Office of the United States Trustee's Financial Reporting Requirements for Chapter 11 Cases. The Monthly Operating Report is limited in scope and only covers a limited time period.
The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Report presents condensed financial information of the Debtors on a consolidated basis.
There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods that are shorter or otherwise different from those required in reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Company’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company’s control. Such factors include, without limitation: (i) the ability of the Company to develop, prosecute, confirm, and consummate a chapter 11 plan in the Chapter 11 Cases; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; (iii) risks associated with third parties seeking and obtaining Bankruptcy Court approval for the appointment of a chapter 11 trustee or conversion of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code; and (iv) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results. This list is not intended to be exhaustive.
The Company’s informational filings with the Bankruptcy Court, including the Monthly Operating Report and additional information about the Chapter 11 Cases, are available to the public at the office of the Clerk of the Bankruptcy Court, 824 North Market St., 3rd Floor, Wilmington, DE, 19801. Such informational filings may be available electronically, for a fee, through the Bankruptcy Court’s website (www.deb.uscourts.gov), and/or free of cost, at the website maintained by the Debtors' Bankruptcy Court-approved noticing agent (www.kccllc.net/TerraVia).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	TerraVia Holdings, Inc. Monthly Operating Report, filed with the United States Bankruptcy Court for the District of Delaware on November 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraVia Holdings, Inc.

Date:	December 12, 2017	By:	/s/ Paul Quinlan
Paul Quinlan
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	TerraVia Holdings, Inc. Monthly Operating Report, filed with the United States Bankruptcy Court for the District of Delaware on November 30, 2017